Exhibit 10.53

AMENDMENT

TO

BONUS AGREEMENT

THIS AMENDMENT TO BONUS AGREEMENT (this “Amendment”) dated as of July 16, 2010 is entered into by and between Gordmans Stores, Inc. f/k/a Gordmans Holding Corp., a Delaware corporation (the “Company”) and Michael James (the “Employee”).

WHEREAS, the Company and the Employee are parties to a Bonus Agreement dated January 18, 2010 (as amended, supplemented, modified and restated from time to time, the “Bonus Agreement”);

WHEREAS, the Company filed a Form S-1 Registration Statement with the Securities and Exchange Commission on April 30, 2010 with the intent of making an initial public offering of shares as soon as practicable after the Registration Statement becomes effective;

WHEREAS, the Company and the Employee now desire to amend the Bonus Agreement as set forth herein in order to make the Employee’s Bonus payable upon the initial public offering anticipated by the aforementioned filing; and

WHEREAS, capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Bonus Agreement.

NOW THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENT

1.1    The first fifteen words of Section 2(a) of the Bonus Agreement (i.e., “As soon as practicable after the occurrence of a Change in Control (as defined below)”) are hereby amended and restated in their entirety to read as follows:

“As soon as practicable after the earlier of (x) the occurrence of a Change in Control (as defined below) and (y) the occurrence of an IPO (as defined below)”

1.2    The following is hereby added to the Bonus Agreement as a new Section 2(d) to the Bonus Agreement:

“For purposes of this Agreement, an “IPO” means the initial sale in an underwritten public offering of the common stock the Company pursuant to the Form S-1 Registration Statement filed with the Securities and Exchange Commission on April 30, 2010 under the Securities Act of 1933, as amended.”

ARTICLE II

MISCELLANEOUS

2.1    Reaffirmation of Obligations. The parties hereby ratify the Bonus Agreement (as amended by this Amendment) and acknowledge and reaffirm (a) that each is bound by all terms of the Bonus Agreement (as amended by this Amendment) applicable to it, and (b) that the Bonus Agreement (as amended by this Amendment) remains in full force and effect as to all of its obligations under the Bonus Agreement (as amended by the Amendment).

2.2    Entirety. This Amendment and the Bonus Agreement embody the entire agreement between the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

2.3    Counterparts. This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one and the same instrument.

2.4    WAIVER OF TRIAL BY JURY. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY LITIGATION, ACTION, PROCEEDING, CROSS-CLAIM, OR COUNTERCLAIM IN ANY COURT (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF, RELATING TO OR IN CONNECTION WITH (I) THIS AGREEMENT OR THE VALIDITY, PERFORMANCE, INTERPRETATION, COLLECTION OR ENFORCEMENT HEREOF OR (II) THE ACTIONS OF THE PARTIES IN THE NEGOTIATION, AUTHORIZATION, EXECUTION, DELIVERY, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

2.5    Successors and Assigns. This Amendment is binding upon, and shall inure to the benefit of, the Employee, the Company and their respective heirs, executors, administrators, successors and assigns.

[Signature Page Follows]

IN WITNESS WHEREOF, this Amendment has been executed as of the date first above written.

EMPLOYEE:	/s/ Michael D. James
Michael James

COMPANY:	GORDMANS STORES, INC.

	By:	/s/ Jeff Gordman
	Name:	Jeff Gordman
	Title:	President and CEO